UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 15, 1996
                       -----------------------------------
                        (Date of earliest event reported)


                      ADVANCED PROMOTION TECHNOLOGIES, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                                        65-0017135
-------------------------------                     -----------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)


                                     0-19326
                                  ------------
                            (Commission File Number)


                              3001 S.W. 10TH STREET
                             -----------------------
                          POMPANO BEACH, FLORIDA 33069
                    (Address of principal executive offices,
                               including zip code)


                                 (954) 969-3000
                                ----------------
              (Registrant's telephone number, including area code)

Item 5         Other Events and Exhibits

               Resignations from the Board of Directors: Mr. David Ingwersen resigned from the Board on October 30, 1996. Mr. Scott Christensen resigned from the Board on November 8, 1996.

               Elected to the Board of Directors: Mr. Jack Clemens, President and principal owner of Clemens' Markets, accepted his election to the Board on November 13, 1996. Clemens' Markets is Advanced Promotions Technologies, Inc. largest customer. Mr. Jim Pedersen accepted his election to the Board on December 2, 1996.

               Exhibit 99.1   News release dated August 15, 1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 5, 1996


                             ADVANCED PROMOTION TECHNOLOGIES, INC.
                             ---------------------------------------
                                       (Registrant)

                             By:       /S/GEORGE H. HARRISON
                                 -----------------------------------
                                       George H. Harrison
                                            PRESIDENT
                                   (Principal Executive Officer)